UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2022

EMERGENT BIOSOLUTIONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33137	14-1902018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
 400 Professional Drive, Suite 400,
Gaithersburg, Maryland 20879
(Address of principal executive offices, including zip code)

(240) 631-3200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	EBS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2022, Emergent BioSolutions Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”), by and between the Company and Chimerix, Inc. (the “Seller”), pursuant to which the Company agreed to purchase from Seller its exclusive worldwide rights to brincidofovir, including TEMBEXA® and related assets (the “Transaction”). TEMBEXA is a medical countermeasure for smallpox approved by the U.S. Food and Drug Administration in June 2021.

Under the terms of the Purchase Agreement, the Company will pay $225 million upon closing of the Transaction, plus up to $100 million in up to four $25 million milestone payments. The Purchase Agreement anticipates that the Seller will finalize its negotiations with the Biomedical Advanced Research and Development Authority (“BARDA”) and enter into a procurement contract (the “BARDA Contract”) with BARDA for TEMBEXA, which the Seller is currently negotiating. Each milestone payment is associated with the exercise of future BARDA procurement options of TEMBEXA following the BARDA Contract base period. The closing payment and the milestone payments may be adjusted upward or downward based on actual procurement value. The Seller is also eligible to receive up to $12.5 million in regulatory milestones associated with the SymBio Pharmaceuticals Ltd. brincidofovir licensing arrangements to be assumed by the Company in the Transaction.

The Seller may also earn a 20% royalty on future gross profit of TEMBEXA in the United States associated with volumes above 1.7 million treatment courses of therapy during the exclusivity period of TEMBEXA. Outside of the United States, the Purchase Agreement also allows the Seller to earn a 15% royalty on all gross profit associated with TEMBEXA sales during the exclusivity period of TEMBEXA on a market-to-market basis.

The closing of the Transaction is expected to occur as early as the second quarter of 2022 and is subject to the execution by the Seller of the BARDA Contract, the satisfaction or waiver of the following other closing conditions: (i) the representations and warranties of the Company and the Seller contained in the Purchase Agreement being true and correct, subject to certain materiality standards; (ii) each of the Company and the Seller having performed and complied with their respective covenants in all material respects; (iii) the waiting period applicable to the consummation of the Transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, having expired; (iv) the delivery of certain ancillary documents, including a transition services agreement and pre-novation agreement; (v) the receipt of any required consent from BARDA to enter into a pre-novation agreement with the Company; (vi) no injunction or other final order preventing the consummation of the Transaction having been issued; (vii) and there having occurred no material adverse effect on the assets being sold in the Transaction.

Each of the Company and the Seller have made customary representations and warranties in the Purchase Agreement and have agreed to indemnify each other for any breach or inaccuracy of such party’s representations and warranties, breaches of such party’s covenants, assumed liabilities (in the case of the Company) and excluded liabilities (in the case of the Seller) and certain other matters, subject to certain customary survival periods, deductibles and caps.

Among other termination provisions, the Company and the Seller each have the right to terminate the Purchase Agreement, subject to certain limitations, if the closing of the Transaction has not occurred by September 30, 2022.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2 hereto and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding the timing and ability of Seller to secure the anticipated BARDA Contract; the parties’ ability to consummate the Transaction contemplated under the Purchase Agreement, satisfaction of conditions in connection with the Transaction, the parties’ ability to meet expectations regarding the timing and completion of the Transaction and any other statements containing the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” and similar expressions, are forward-looking statements. These forward-looking statements are based on the Company’s current intentions, beliefs and expectations regarding future events. The Company cannot guarantee that any forward-looking statement will be accurate. The reader should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from expectations. The reader is, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this Current Report, and, except as required by law, the Company does not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause actual results to differ materially from those indicated by such forward-looking statements, including, but not limited to, uncertainties as to the satisfaction of the closing conditions with respect to the Transaction; the potential inability of Seller to secure the anticipated BARDA Contract; the timing and volume of deliveries and exercise of options under the BARDA Contract; and, following award of the BARDA Contract, the ability of the parties to novate it to the Company. The reader should consider this cautionary statement, as well as the risk factors identified in the Company’s periodic reports filed with the SEC, when evaluating the forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2*+	Asset Purchase Agreement, dated May 15, 2022, by and between Chimerix, Inc. and the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.
+ Certain portions of this exhibit (indicated by “[***]”) have been omitted because the Company has determined that the information is not material and would likely cause competitive harm to the Company if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENT BIOSOLUTIONS INC.

Dated: May 18, 2022	By:	/s/ RICHARD S. LINDAHL
Name: Richard S. Lindahl Title: Executive Vice President, Chief Financial Officer and Treasurer